Exhibit 99.2
PRESS RELEASE
BNB Standard Corporation Appoints Alex Odagiu as Chief Executive Officer and Announces Plan to Operate a BNB Chain Validator
•Odagiu has served as Interim President and as a member of the Board of Directors since June 2026
•Former YZi Labs Investment Partner and Goldman Sachs investment banker, with years of experience alongside builders in the BNB Chain ecosystem
•Company will operate its own validator on BNB Chain, run with a specialist infrastructure partner under BNB Standard's governance
LOUISVILLE, CO, October 19, 2026 (GLOBE NEWSWIRE) -- BNB Standard Corporation (Nasdaq: BNC) ("BNB Standard," "BNC," or the "Company"), a growth-oriented company focused on managing the world's largest corporate treasury of BNB, today announced that its Board of Directors (the “Board”) has appointed Alex Odagiu as Chief Executive Officer, effective October 19, 2026. Mr. Odagiu has served as the Company's Interim President since June 2026 and will continue to serve as a member of the Board. He will also serve as the Company's principal executive officer, a role held on an interim basis by Brent Miller, who continues as Chief Financial Officer. The Board made the appointment on the recommendation of its Chief Executive Officer Search Committee, chaired by director Matthew Roszak, following an exhaustive search.
BNB Standard also announced today that it will operate its own validator on BNB Chain. The Company will select, through a competitive process, a specialist infrastructure provider to run the validator's technical operations under the Company's governance. Treasury BNB will remain with qualified custodians throughout the staking process. Validator rewards vary with network activity and validator performance and are not guaranteed. The Company will report on the validator through its treasury dashboard at www.bnbstandard.com once the validator is live on mainnet.
Mr. Odagiu joined BNB Standard as Interim President and a member of the Board in June 2026. As Interim President, in addition to developing the validator strategy, he led the Company's rebranding from CEA Industries to BNB Standard and the October 2026 launch of its website and treasury dashboard at www.bnbstandard.com. Before joining the Company, Mr. Odagiu was an Investment Partner at YZi Labs, where he helped lead token, equity and strategic investments and worked with founders across the BNB Chain ecosystem, including through the Most Valuable Builder accelerator program. In connection with his appointment, Mr. Odagiu has stepped down as an Investment Partner of YZi Labs. He began his career in investment banking at Goldman Sachs International. He holds an M.A. (Hons) in Economics and Mathematics from the University of St Andrews.
"Matt Roszak and the Search Committee ran a disciplined process, and the Board unanimously and enthusiastically accepted their recommendation," said Carly E. Howard, Chair of the Board of BNB Standard Corporation. "Working with Alex during his time as Interim President, we saw his creativity and his instinct for innovation up close. His passion for the BNB ecosystem runs deep, and he has spent years backing the builders who make it grow. We are confident he is the right person to lead BNB Standard."
“Alex combines deep BNB ecosystem expertise with the strategic and operational discipline to lead BNB Standard,” said Matthew Roszak, a member of the Board and Chair of the Chief Executive Officer Search Committee. “His tenure as Interim President gave the Board direct evidence of his leadership and ability to execute. He has our full confidence to lead the company’s next phase of growth.”
“My priorities are to grow BNB per share and build an operating business on BNB Chain, starting with our planned validator,” said Mr. Odagiu. “We will report our progress in public. I also want to bring institutional investors who have not yet studied BNB into the ecosystem. I thank the Board for its confidence and look forward to the work ahead with our team.”
Mr. Odagiu will join Remy Blaire, News Anchor at FINTECH.TV for a fireside chat at Money20/20 USA at The Venetian Resort in Las Vegas on Monday, October 19, 2026, at 11:00 a.m. PT.
About BNB Standard Corporation

BNB Standard Corporation (Nasdaq: BNC) is a growth-oriented company that focuses on building category-leading businesses in consumer markets, including building and managing the world's largest corporate treasury of BNB.
Forward-Looking Statements
This press release contains statements that constitute "forward-looking statements" within the meaning of the U.S. federal securities laws, which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "should," "seek," "approximately," "predict," "intend," "will," "plan," "project," "target," "estimate," "anticipate," “confidence,” "conviction," the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. BNC's expectations, beliefs and projections are expressed in good faith, and BNC believes there is a reasonable basis for them. However, there can be no assurance that BNC's expectations, beliefs and projections will result or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.
The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding Mr. Odagiu’s contributions, the Company's leadership and management structure, the Company's plans to operate a validator on BNB Chain, including the selection of an infrastructure provider, the timing of the validator's launch, the rewards and costs of its operation and the Company's reporting on it, the Company's plans to educate institutional investors about the BNB ecosystem and its other future initiatives, the Company's intended use of its website for disclosure purposes, the Company’s execution of its BNB digital asset treasury strategy, the Company's strategy and engagement with the BNB community, the Company's position as the world's largest corporate BNB treasury, treasury management opportunities within the BNB ecosystem, the Company’s future financial results, share repurchases, strategy, plans, objectives, expectations (financial or otherwise) and growth potential and the Company's ability to create stockholder value. BNC wishes to caution readers that these forward-looking statements may be affected by the risks and uncertainties in BNC's business, as well as other important factors that may have affected and could in the future affect BNC's actual results and could cause BNC's actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of BNC. In evaluating these forward-looking statements, readers should consider various risk factors, which include, but are not limited to: BNC's ability to attract, integrate and retain senior management; BNC's ability to appoint an additional independent director within the deadlines under BNC's cooperation agreement with YZiLabs; the outcome of the Company's director searches; the accuracy, completeness and timeliness of information presented on BNC's website; differences between Adjusted Net Asset Value and the most directly comparable GAAP measures; BNC's ability to secure, maintain and protect its rights to use the BNB Standard name and related marks; market and community reception of the new name and brand; volatility in the market price of BNB and other digital assets; the concentration of BNC's holdings in BNB and of its custody arrangements within the Binance ecosystem; BNC's ability to establish and operate a validator on BNB Chain, including its selection of and reliance on a third-party infrastructure provider, the amount and variability of validator rewards, and the risk of slashing, downtime, custody or smart contract failure; collateral maintenance and repayment obligations under BNC's master loan facility; the outcome of the litigation relating to BNC's Asset Management Agreement (the "AMA"), BNC's non-payment of accrued management fees, and the enforceability of the AMA's liquidated damages provision; the previously disclosed material weakness in BNC's internal control over financial reporting; BNC's continued compliance with Nasdaq listing requirements; BNC's ability to finance its current business and proposed future business, including the ability to finance the continued acquisition of BNB; evolving laws, regulations and accounting guidance applicable to digital assets; the future value and adoption of BNB; shareholder activism; and execution of the Company's BNB digital asset treasury strategy.

Forward-looking statements are subject to numerous conditions and risks, many of which are beyond BNC's control. In addition, these forward-looking statements and the information in this press release are qualified in their entirety by cautionary statements and risk factor disclosures contained in BNC's filings with the SEC, including BNC's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and BNC's subsequent filings with the SEC, as each may be amended or supplemented from time to time. Copies of BNC's filings with the SEC are available on the SEC's website at www.sec.gov. BNC undertakes no obligation to update these forward-looking statements for revisions or changes after the date of this press release, except as required by law.
BNB Standard Corporation Media Inquiries:
bnc@cw8.co
BNB Standard Corporation Investor Relations:
james@haydenir.com